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                                                                    EXHIBIT 23.1


                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS


         As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our reports dated May 26, 1995 included in or incorporated by reference in SkyWest, Inc.'s Form 10-K for the year ended March 31, 1995 and to all references to our Firm included in this Registration Statement on Form S-8.




ARTHUR ANDERSEN LLP


Salt Lake City, Utah
August 31, 1995